UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 25, 2005
(Date of earliest event reported)

MICRO LINEAR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-24758 (Commission File Number)	94-2910085 (IRS Employer Identification No.)

2050 Concourse Drive, San Jose, California 95131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 433-5200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On January 25, 2005, Mr. John Zucker was elected as a member of the Board of Directors of Micro Linear Corporation. Mr. Zucker was appointed to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 31, 2005.

MICRO LINEAR CORPORATION
By:	/s/ Michael Schradle
Michael Schradle
Chief Financial Officer